                               Exhibit 10 (ffff)
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                                                   Prudential Loan No. 6-101-882



                            ASSIGNMENT OF AGREEMENTS
                            ------------------------

     THIS ASSIGNMENT OF AGREEMENTS (this "Assignment") is made as of August 28, 1997 by OVERSEAS PARTNERS (333), INC., an Illinois corporation ("Borrower") to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Lender").

                                    RECITALS

A. Borrower has executed a promissory note of even date herewith in favor of Lender in the principal sum of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00) (such note, together with any modifications, renewals, substitutions or extensions thereof, is referred to hereinafter as the "Note") to evidence a loan (the "Loan") from Lender to Borrower in like amount, which Loan is secured by, among other things, a Mortgage, Security Agreement and Fixture Filing of even date herewith (the "Mortgage") on the Property and by other Loan Documents.

B. Borrower has entered into certain agreements pertaining to the operation of the Property.

C. As a condition to the making of the Loan, Lender has required that Borrower enter into this Assignment.

D. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Mortgage.

                                   AGREEMENT

    NOW, THEREFORE, in consideration for the loan and other good and valuable consideration, Borrower agrees as follows:

1.  Assignment.  Borrower hereby absolutely and unconditionally sells, assigns,
    ----------
    transfers, sets over, grants a security interest in and delivers to Lender all of Borrower's right, title and interest in and to all of those contracts, agreements, commitments, licenses, equipment leases, permits, warranties, guaranties, plans and specifications, architectural drawings, approvals and reports relating to the construction, ownership, operation or use of the Property (each such document is sometimes referred to hereinafter as an "Agreement" and all such documents are sometimes collectively referred to hereinafter as the "Agreements"), including, without limitation, the agreements, if any, listed in Exhibit A attached hereto and incorporated herein. Except
                    -------
     as set forth below, this Assignment includes the immediate and continuing right to collect and receive all sums which may become due to Borrower or to which Borrower is now or shall hereafter become entitled or may demand or claim arising or issuing from or out of the Agreements, the right of Borrower to cure (and to seek reimbursement for the cost of such cure) any default under the Agreements, the right of Borrower to provide consent or approval under such Agreements, and the right of Borrower to enforce any rights and receive any benefits under the Agreements; provided, however, so long as no Event of Default shall have occurred under any of the Loan Documents, Borrower shall have a license, revocable upon the occurrence of an Event of Default, to collect and retain all sums which may become payable to Borrower under the Agreements, and otherwise exercise all rights of Borrower with respect thereto, subject to the limitations hereof and of the Loan Documents.

2.   Further Assurances.  Borrower agrees to execute and deliver, at its cost,
     ------------------
     upon Lender's request, any documents necessary to cause the specific assignment of any particular agreement or document whatsoever, the assignment of which is necessary, proper or desirable in Lender's judgment to carry out the purposes of this Assignment.

3.   Representations, Warranties and Covenants.  Borrower hereby represents,
     -----------------------------------------
     warrants and covenants to Lender that (a) true, correct and complete copies of the Agreements have been delivered to Lender, including all amendments, exhibits or addenda thereto; (b) to the best of Borrower's knowledge the Agreements were duly executed and delivered by the parties thereto and are enforceable in accordance with their respective terms, except to the extent limited by applicable bankruptcy, insolvency, liquidation, conservatorship, receivership or other debtor relief laws affecting the enforcement of creditor rights generally; (c) to the best of its knowledge no default exists under any of the Agreements and no fact or circumstance exists under any of the Agreements which, with the lapse of time or giving of notice or both, would constitute a default by any party under such Agreements; (d) Borrower has not previously assigned or otherwise transferred its interests under any of the Agreements, and will not consent to suffer or permit any such assignment or transfer without the prior written consent of Lender;
     (e) Borrower has performed no act or executed any other instrument which might prevent Lender from enjoying and exercising any of its rights and privileges evidenced hereby; and (f) Borrower shall observe, perform, and discharge duly and punctually all the obligations, terms, covenants, conditions and warranties to be performed by it pursuant to the Agreements the failure of which will have a material adverse effect on the Property.

4.   Event of Default.  The occurrence of an Event of Default under the Loan
     -----------------
     Documents shall also constitute a default under this Assignment. Lender, upon the occurrence of an Event of Default, at its option, upon written notice to Borrower, shall have the right to terminate and revoke the license hereinabove granted to Borrower and shall have the complete right and authority then or thereafter to exercise and enforce any and all of its rights and remedies provided herein or by law. Borrower hereby authorizes and directs the parties named in the Agreements, or the occupants of the Property, upon receipt from the Lender of written notice to the effect that an Event of Default exists under the Loan Documents, to cooperate fully with Lender and to attribute to Lender all of Borrower's rights, powers and privileges under the Agreements.

5.   Nonresponsibility.  The acceptance by Lender of this Assignment with all
     -----------------
     the rights, powers, privileges and authority so granted shall not obligate Lender to assume any obligations under the Agreements or to take any action thereunder or to expend any money or incur any expense or perform or discharge any obligation, duty or liability under the Agreements or to assume any obligation or responsibility for the nonperformance of the provisions thereof by Borrower, unless and until Lender becomes the owner of the Property and elects to continue said Agreements in full force and effect.

6.   Termination of Agreements.  Provided either (a) Borrower has the right
     -------------------------
     pursuant to the subject Agreement to take the following action or (b) the party to such Agreement other than Borrower consents to such action, upon the occurrence of an Event of Default under any of the Loan Documents and acceleration of the indebtedness thereunder, Lender shall have the right to terminate without payment of any fee or penalty by Lender any Agreement upon thirty (30) days' advance written notice to the parties to such Agreement.

7.   Power of Attorney.  Upon the occurrence of an Event of Default and Lender's
     ------------------
     acceleration of the indebtedness, Borrower does hereby constitute and appoint Lender its true and lawful attorney-in-fact, which appointment is coupled with an interest, to (a) exercise any and all rights under the Agreements, and (b) demand, sue for, collect, attach, levy, recover and receive any and all sums which may become due to Borrower or to which Borrower is now or shall hereafter become entitled or may demand or claim, arising or issuing from or out of the Agreements and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion, as selected by Lender of the indebtedness evidenced by the Note, notwithstanding the fact that the amount owing thereunder may not then be due and payable or that the Note is adequately secured, and Borrower does hereby authorize and direct the delivery and payment of such sums to Lender and authorizes Lender to sign and deliver written instructions to this effect in Borrower's name and stead, and does hereby ratify and confirm all whatsoever that its said attorney shall do or cause to be done by virtue of the powers granted hereby. The within appointment shall be irrevocable and continuing and such rights, powers and privileges shall be exclusive to Lender, its successors and assigns, so long as any part of the Note shall remain unpaid; provided, however, Lender shall not exercise any of its rights or authority as attorney-in-fact prior to the occurrence of an Event of Default.

8.   Exercise of Remedies.  Nothing contained herein and no act done or omitted
     ---------------------
     by Lender pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Note, the Mortgage or any other Loan

     Document or a waiver or curing of any default hereunder or under the Note, the Mortgage or any other Loan Document, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms of the Note, the Mortgage and the other Loan Documents. The right of Lender to collect principal, interest and other indebtedness secured hereby and by the Mortgage and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

9.   Notices. All notices required to be delivered under this Assignment shall
     -------
     be made in accordance with the terms and provisions of the Mortgage.

10.  Indemnity.  Lender shall not be liable for any loss sustained by Borrower
     ---------
     resulting from Lender's exercise of its rights under any of the Agreements, or from any other act or omission of Lender under this Assignment unless such loss is caused by the gross negligence or willful misconduct of Lender. Borrower agrees to indemnify, defend and hold harmless Lender from and against any and all claims, losses, liabilities, costs and expenses arising out of or resulting from this Assignment, including, without limitation, the exercise or enforcement of any of the rights of Lender hereunder; and Borrower shall reimburse Lender on demand for any and all sums, including, without limitation, reasonable attorneys' fees and expenses, incurred by Lender in connection therewith.

11.  Termination. This Assignment shall terminate upon payment in full of the
     -------------
     Indebtedness evidenced by the Note.

12.  Successors and Assigns.  The covenants and agreements herein contained
     ----------------------
     shall bind and inure to the benefit of the parties hereto and their successors and assigns.

13.  Governing Law.  This Assignment shall be governed by and construed in
     -------------
     accordance with the laws of the State in which the Property is located.

14.  Limitation on Personal Liability. Reference is hereby made to the portion
     ---------------------------------
     of the Note entitled "Limitation on Personal Liability" which provision is hereby incorporated herein by reference to the same extent as if it were set forth herein.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Borrower has executed and delivered this Assignment to Lender and has made it effective as of the date first set forth above.


     BORROWER:


               OVERSEAS PARTNERS (333), INC., an Illinois corporation


               By: /s/ Bruce M. Barone
                   -------------------
               Name: Bruce M. Barone
               Title: President

                                   EXHIBIT A
                                   ---------
                                   Agreements

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                           SERVICE CONTRACTS SUMMARY
--------------------------------------------------------------------------------

PROPERTY        333 WEST WACKER DRIVE                   333 WEST WACKER
OWNERSHIP       Overseas Partners (333), Inc.           Chicago
GROSS SF        826,632                                 Lloyd Berry
RENTABLE SF     1983                                    312/855-0540
YEAR BUILT                                              08/26/97

-------------------------------------------------------------------------------------------------
Type of                                                   Original       Current
Service                    Contractor                    Comm. Date     Exp. Date     Annual Cost
-------------------------------------------------------------------------------------------------
Janitorial                 Admiral Maintenance Service    09/01/95       08/31/96       $915,483
Security                   ABM Security                   10/01/96       09/30/97       $339,423
Elevator                   Otis Elevator                  01/01/96       12/31/01       $251,568
Exterior Landscaping       The Brickman Group,Ltd         04/01/95       11/30/97       $  7,936
Interior Landscaping       Phillip's Interior Plants      05/01/97       04/30/98       $ 21,113
Engineering                Unicco Service Company         08/15/96       12/31/98       $540,061
Fire Alarm                 Advanced Fire & Security       09/01/94       08/31/97       $ 10,500
                           Systems
Card Access                Mirtech                        01/01/94       12/31/96       $  5,500
Parking                    General Parking Corporation    01/01/95       12/31/96       $  5,400
Metal Refinishing          Metal Maintenance              11/01/95       12/31/98       $  3,216
Waste Disposal             BFI Waste Removal              09/01/97       08/31/98       $  8,592
Energy Mgmt                Landis & Staefa                01/01/94       03/31/98       $ 28,608
Window Washing             Chicago Window Cleaning        04/14/97       04/15/98       $ 28,162
Window Equip maint         Skyline Maintenance            03/01/93       02/28/96       $ 23,151
 Revolving Door maint      Midwest Door Services          11/01/93       10/31/97       $  2,300
Energy Trending            Servidyne                      01/01/94       12/31/97       $    384
Exterminating              C&C Pest Control               08/01/96       07/31/97       $  3,380
Water Treatment            Nalco                                                        $ 15,696